UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 28, 2006

THE FASHION HOUSE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	033-07075-LA	33-1079781

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6310 San Vicente Blvd., #330, Los Angeles, California	90048-5499

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(323) 939-3031

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The Company entered into an additional bridge loan as of December 13, 2005 in the amount of $125,000 (Diaz Management, Inc.) and issued 125,000 warrants at an exercise price of $.80 per share. The bridge loan was extended by agreement of the parties in February 2006 and an additional warrant for 55,000 shares for an exercise price of $.80 per share to the lender.
     The Company entered into several additional bridge loans as of January 23, 2006 totaling $800,000 and issued a total of 400,000 warrants at any exercise price of $1.00 per share to the lenders.
     The Company entered into an additional bridge loan as of February, 2006 in the amount of $125,000 (Battersea Capital, Inc.) and issued 62,500 warrants at an exercise price of $.80 per share.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     In connection with several previously disclosed bridge loans, The Fashion House, Inc. entered into a loan agreement dated as of April 1, 2005 under which a lender (The Elevation Fund, LLC) provided a total of $650,000 in bridge loans and received 625,000 warrants. On July 18, 2005, the loan was extended and an additional 62,500 warrants were issued. All 687,500 of these warrants require the Company to file a registration statement on Form SB-2 within 75 days of its August 19, 2005 merger closing and to have such registration statement effective within 180 days of the merger date. Failure to comply with either such requirement required the Company to issue additional warrants to the lender as liquidated damages at the rate of 10% of the original warrants issued for each 30 day period of default at the $.80 per share exercise price. The Company has not yet filed a registration statement and does not have such registration statement effective and therefore is accruing the obligation to issue this lender additional warrants. As of March 15, 2006, the Company will be required to issue a total of 672,000 additional warrants to purchase the Company’s common stock at $.80 per share (512,500 for late filing and 150,000 for late effectiveness). For each additional 30 day period for which there is no filing or effectiveness, the Agreement provides that 75,000 additional warrants shall be issued for each failure to file and for each failure to register.
     In connection with a previously disclosed July 2005 bridge loan, The Fashion House, Inc. entered into a loan agreement dated as of July 21, 2005 under which a lender (American Microcap Investment Fund 1, LLC) provided a total of $550,000 of bridge loans and received 550,000 warrants at $.80 per share. The AMI loan was extended in January 2006 and the Company agreed to issue a second warrant for 550,000 shares at an exercise price of $1.00 per share. Both the warrants require the Company to file a registration statement on Form SB-2; the original warrant requires a filing within 75 days of its August 19, 2005 merger closing and an effective registration statement within 180 days of the merger date. The extension warrant provides significant additional time for filing and effectiveness. Failure to comply with either such requirement required the Company to issue additional warrants to the lender as liquidated damages at the rate of 10% of the original warrants issued for each 30 day period of default at 125% of the original per share exercise price which is $1.00 per share for the original 550,000 warrants. For the original 550,000 warrants, the Company has not yet filed a registration statement and does not yet have such registration statement effective and therefore is accruing the obligation to issue additional warrants to this lender. As of March 15, 2006, the Company is required to issue 385,000 additional warrants to purchase the Company’s common stock at $1.00 per share (275,000 for late filing and 110,000 for late effectiveness). For each additional

30 day period for which there is no filing or effectiveness, the Agreement provides that 55,000 additional warrants shall be issued for each failure to file and for each failure to register. The Company is not now in default of its obligations in connection with the extension warrants.

Item 3.02	Unregistered Sales of Equity Securities.
     The Company has issued various warrants and may be obligated to issue additional warrants as described in Items 2.03 and 2.04 above.
     The Company entered into an agreement with Trilogy Capital Partners, Inc. for financial relations services and agreed to issue 1,200,000 warrants to Trilogy at an exercise price of $1.00 per share.
     In addition the Company has previously announced a first closing of $2,888,750 of a private placement with Brookstreet Securities Corporation dealer manager. Since that announcement and as of March 31, 2006, the Company has raised an additional $3,505,982 in that private placement and issued 3,505,982 shares of its common stock and one half that number of warrants at an exercise price of $1.25 per share to those investors. In connection with the additional funds raised, the Company agreed to issue a total of 1,444,375 warrants on the same terms to participants in the first closing.
     The Company has agreed to issue a warrant to purchase 50,000 shares at an exercise price of $1.00 per share to a service provider (Tatan).

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

4.1	Warrant dated August 19, 2005 issued to The Elevation Fund, LLC

4.2	Warrant dated July 21, 2005 issued to American Microcap Investment Fund 1, LLC

4.3	Warrant dated January 2006 issued to American Microcap Investment Fund 1, LLC

4.4	Warrant dated December 13, 2005 issued to Diaz Management, Inc.

4.5	Warrant dated February 2006 issued to Diaz Management, Inc.

4.6	Warrant dated February 2006 issued to Battersea Capital, Inc.

4.7	Warrant dated February 2006 issued to Trilogy Capital Partners, Inc.

4.8	Warrant dated March 2006 to investor group

10.1	Loan Extension dated July 18, 2005 from The Elevation Fund, LLC

10.2	Loan Agreement dated July 21, 2005 from American Microcap Investment Fund 1, LLC

Exhibit No.	Description

10.3	Loan Extension dated January, 2006 from American Microcap Investment Fund 1, LLC

10.4	Loan Agreement dated December 13, 2005 from Diaz Management, Inc.

10.5	Loan Extension dated February 2006 from Diaz Management, Inc.

10.6	Loan Agreement dated February 2006 from Battersea Capital, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Fashion House Holdings, Inc.
(Registrant)
Date	March 31, 2006	By:	/s/ Michael McHugh
		Name:	Michael McHugh
		Title:	Chief Financial Officer